                                                                    EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Kimco Realty Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 28, 2006


                                        /s/ Milton Cooper
                                        ----------------------------------------
                                        Milton Cooper
                                        Chief Executive Officer

Date: July 28, 2006


                                        /s/ Michael V. Pappagallo
                                        ----------------------------------------
                                        Michael V. Pappagallo
                                        Chief Financial Officer